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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  May 27, 2004


                           EARTH SEARCH SCIENCES, INC.
              (Exact name of registrant as specified in its charter


      State of Utah                    0-19566                   87-0437723
(State of Incorporation)         (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)


   1729 Montana Highway 35, Kalispell, MT                          59901
  (Address of principal executive offices)                      (Zip code)


               Registrant's telephone number, including area code:
                                 (406) 751-5200


          (Former Name or Former Address, if changed since last report)

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Item 5. Other Events.

On May 27, 2004, Earth Search Sciences, Inc. (ESSI) announced the appointed of
R. Paul Gray and Timothy S Novak to its board of directors, effective May 25, 2005.

A copy of ESSI's Press Release regarding these appointments is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired--Not applicable.

         (b) Pro Forma Financial Information--Not applicable.

         (c) Exhibits--Reference is made to the Exhibit Index annexed hereto and made a part hereof.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Earth Search Sciences, Inc.


Dated: May 27, 2004                                /s/ Larry F Vance
                                                   -----------------------------
                                                   Larry F Vance

EXHIBIT INDEX

Exhibit

  99 Press Release - Press Release of ESSI, dated May 27, 2004 regarding the announcement of new appoints of its board of directors